Filed pursuant to Rule 497(a)
Registration File No. 333-276148
Rule 482 ad
Nuveen Churchill Direct Lending Corp. Announces Proposed Initial Public Offering
NEW YORK, January 16, 2024 – Nuveen Churchill Direct Lending Corp. (“NCDL”), a business development company externally managed by its investment adviser, Churchill DLC Advisor LLC, and by its sub-adviser, Churchill Asset Management LLC, today announced that it plans to make an initial public offering of 5,500,000 shares of its common stock. The initial public offering price is expected to be $18.05 per share. NCDL is expected to list its common stock on the New York Stock Exchange under the symbol “NCDL.” The underwriters are expected to have an option to purchase up to an additional 825,000 shares of common stock. The completion of the proposed offering depends upon several factors, including market and other conditions.
NCDL intends to use the net proceeds of this offering to pay down existing indebtedness, make investments in middle market companies in accordance with its investment strategy, and for other general corporate purposes.
BofA Securities, UBS Investment Bank, Morgan Stanley, Wells Fargo Securities, Keefe, Bruyette & Woods, A Stifel Company, JMP Securities, a Citizens Company, and Truist Securities are acting as joint book-running managers for the offering. MUFG, SMBC Nikko, Academy Securities, and Blaylock Van, LLC are acting as co-managers for the offering.
A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission (the “SEC”) but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time that the registration statement becomes effective. No offer to buy the securities can be accepted and no part of the purchase price can be received until the registration statement has become effective, and any such offer may be withdrawn or revoked by you without obligation or commitment of any kind, at any time prior to the time you receive notice of an acceptance of the offer given after the effective date.
Investors are advised to carefully consider the investment objective, risks and charges and expenses of NCDL before investing. The preliminary prospectus, dated January 16, 2024, contains this and other information about NCDL and should be read carefully before investing. The information in the registration statement is not complete and may be changed.
This press release will not constitute an offer to sell or the solicitation of an offer to buy the securities described above nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such state or jurisdiction. Offers of these securities are made only by means of the prospectus. The SEC has not approved or disapproved these securities or passed upon the adequacy of the preliminary prospectus. Any representation to the contrary is a criminal offense.
The offering of these securities will be made only by means of a preliminary prospectus forming part of the registration statement, copies of which may be obtained, when available, from: BofA Securities, NC1-022-02-25, 201 North Tryon Street, Charlotte, North Carolina 28255, Attn: Prospectus Department, email: dg.prospectus_requests@bofa.com; UBS Securities LLC, 1285 Avenue of the Americas, New York, New York 10019, Attn: Prospectus Department, by email: ol-prospectus-request@ubs.com; Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, New York 10014, Attn: Prospectus Department; Wells Fargo Securities, 90 South 7th Street, 5th Floor, Minneapolis, MN 55402, at 800-645-3751 (option #5) or email a request to WFScustomerservice@wellsfargo.com; or Keefe, Bruyette & Woods, Inc., 787 7th Avenue, 4th Floor, New York, New York 10019, Attn: Equity Capital Markets, telephone: 1-800-966-1559, or by emailing USCapitalMarkets@kbw.com.

About Nuveen Churchill Direct Lending Corp.
Nuveen Churchill Direct Lending Corp. (NCDL) is specialty finance company focused primarily on investing in senior secured loans to private equity-owned U.S. middle market companies. NCDL has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. NCDL is externally managed by its investment adviser, Churchill DLC Advisor LLC, and by its sub-adviser, Churchill Asset Management LLC. Both the investment adviser and sub-adviser are affiliates and subsidiaries of Nuveen, LLC (“Nuveen”) the investment management division of Teachers Insurance and Annuity Association of America (“TIAA”) and one of the largest asset managers globally. Churchill Asset Management LLC is a leading capital provider for private equity-backed middle market companies and operates as the exclusive U.S. middle market direct lending and private capital business of Nuveen and TIAA.
Certain information contained herein may constitute “forward-looking statements” that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about NCDL, its current and prospective portfolio investments, its industry, its beliefs and opinions, and its assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond NCDL’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including, without limitation, the risks, uncertainties and other factors identified in NCDL’s filings with the SEC. Investors should not place undue reliance on these forward-looking statements, which apply only as of the date on which NCDL makes them. NCDL does not undertake any obligation to update or revise any forward-looking statements or any other information contained herein, except as required by applicable law.
Investor Contact:
Investor Relations
DL_AltsDistribution@tiaa.org
Media Contact:
Prosek Partners
Madison Hanlon
pro-churchill@prosek.com